Quarterly Earnings Presentation Q2 2023 August 8, 2023

2Earnings Presentation Q2 2023 PresBuilder Placeholder - Delete this box if you see it on a slide, but DO NOT REMOVE this box from the slide layout All statements made in this presentation that are consider to be forward-looking are made in good faith by the Company and are intended to qualify for the safe harbor from liability established by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995. You should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," “target”, “goal”, "may," "will," "could," "should," "believes," "predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s expectations with respect to future performance. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the Company's control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) unfavorable economic conditions that may affect operations, financial condition and cash flows including spending on home renovation or construction projects, inflation, recessions, instability in the financial markets or credit markets; (2) increased supply chain costs, including raw materials, sourcing, transportation and energy; (3) the highly competitive nature of the markets that we serve; (4) the ability to continue to innovate with new products and services; (5) direct and indirect costs associated with the May 2023 ransomware attack, and our receipt of expected insurance receivables associated with that cybersecurity incident; (6) seasonality; (7) large customer concentration; (8) the ability to recruit and retain qualified employees; (9) the outcome of any legal proceedings that may be instituted against the Company; (10) adverse changes in currency exchange rates; (11) the impact of COVID-19 on the Company’s business; or (12) regulatory changes and potential legislation that could adversely impact financial results. The foregoing list of factors is not exclusive, and readers should also refer to those risks that are included in the Company’s filings with the Securities and Exchange Commission (“SEC”), including the Annual Report on Form 10-K filed February 27, 2023. Given these uncertainties, current or prospective investors are cautioned not to place undue reliance on any such forward looking statements. Except as required by applicable law, the Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements in this communication to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Presentation of Non-GAAP Financial Measures In addition to the results provided in accordance with U.S. generally accepted accounting principles (“GAAP”) throughout this presentation the company has provided non-GAAP financial measures, which present results on a basis adjusted for certain items. The company uses these non-GAAP financial measures for business planning purposes and in measuring its performance relative to that of its competitors. The company believes that these non- GAAP financial measures are useful financial metrics to assess its operating performance from period-to-period by excluding certain items that the company believes are not representative of its core business. These non-GAAP financial measures are not intended to replace, and should not be considered superior to, the presentation of the company’s financial results in accordance with GAAP. The use of the non-GAAP financial measures terms may differ from similar measures reported by other companies and may not be comparable to other similarly titled measures. These non-GAAP financial measures are reconciled from the respective measures under GAAP in the appendix below. The company is not able to provide a reconciliation of the company’s non-GAAP financial guidance to the corresponding GAAP measures without unreasonable effort because of the inherent difficulty in forecasting and quantifying certain amounts necessary for such a reconciliation such as certain non-cash, nonrecurring or other items that are included in net income and EBITDA as well as the related tax impacts of these items and asset dispositions / acquisitions and changes in foreign currency exchange rates that are included in cash flow, due to the uncertainty and variability of the nature and amount of these future charges and costs. Forward Looking Statements

3Earnings Presentation Q2 2023 • Net sales decreased (3.6)% to $380.0 million versus Q2 2022 ◦ Hardware Solutions approximately flat ◦ Robotics and Digital Solutions ("RDS") down (2.0)% ◦ Canada down (7.9)% ◦ Protective Solution down (16.7)% • GAAP net income totaled $4.5 million, or $0.02 per diluted share, compared to $8.8 million, or $0.04 per diluted share, in Q2 2022 • Adjusted EBITDA totaled $58.0 million compared to $62.3 million in the prior year quarter • Adjusted EBITDA (ttm) / Net Debt: 4.0x at quarter end, improved from 4.2x from December 31, 2022 Q2 2023 Financial Review Please see reconciliation tables in the Appendix of this presentation for non-GAAP metrics. Highlights for the 13 Weeks Ended July 1, 2023

4Earnings Presentation Q2 2023 Q2 2023 Operational Review Highlights for the 13 Weeks Ended July 1, 2023 • Reiterated full year 2023 guidance across all metrics • Inventory reduced by $20.9 million during the quarter; bringing year-to-date total to $59.3 million • Fill rates averaged approximately 96% year to date • New business (with existing and new customers) wins secured across multiple business segments - expect to roll out two sizable new business wins in the second half of the year • Cost of goods peaked in May 2023 (driven by high container costs during the Summer of 2022) - as a result, margins are expected to expand during the second half of 2023

5Earnings Presentation Q2 2023 • Net sales decreased (3.6)% to $729.7 million versus the 26 weeks ended June 25, 2022 ◦ Hardware Solutions +3.6% ◦ Robotics and Digital Solutions ("RDS") (0.9)% ◦ Canada (6.8)% ◦ Protective Solutions (17.6)% (excl. COVID sales) • GAAP net loss totaled $(4.6) million, or $(0.02) per diluted share, compared to net income of $6.9 million, or $0.04 per diluted share, during the 26 weeks ended June 25, 2022 • Adjusted EBITDA totaled $98.2 million compared to $106.3 million during the the 26 weeks ended June 25, 2022 • Free Cash Flow totaled $78.0 million compared to $(14.1) million during the 26 weeks ended June 25, 2022 Q2 2023 Financial Review Please see reconciliation tables in the Appendix of this presentation for non-GAAP metrics. Highlights for the 26 Weeks Ended July 1, 2023

6Earnings Presentation Q2 2023 Quarterly Financial Performance Adjusted EBITDA (millions $ and % of Net Sales) Please see reconciliation of Non-GAAP metrics Adjusted EBITDA and Adjusted Gross Margin in the Appendix of this presentation. Not to scale. Top & Bottom Line Net Sales (millions $) Adjusted Gross Margin (millions $ and % of Net Sales) $62.3 $58.0 Q2 2022 Q2 2023 15.3%15.8% $174.0 $163.5 Q2 2022 Q2 2023 $394.1 $380.0 Q2 2022 Q2 2023 43.0%44.1%

Performance by Segment (Q2)

HILLMAN
HLMN | Nasdaq Listed

Hardware & Protective	Q2 2022	Q2 2023	Δ	
Thirteen Weeks Ended	***6/25/2022***	***7/1/2023***		***Comments***
Revenues	$277,438	$268,794	(3.1)%	HS flat; PS down due to lighter volumes
Adjusted EBITDA	$30,836	$27,847	(9.7)%	Inflation from 2022 flowing through income statement
Margin	11.1%	10.4%	*(70) bps*	Margin pressure from higher COGS and inflation

Robotics & Digital	Q2 2022	Q2 2023	Δ	
Thirteen Weeks Ended	***6/25/2022***	***7/1/2023***		***Comments***
Revenues	$63,716	$62,456	(2.0)%	Increase in MinuteKey sales; decline in other volumes
Adjusted EBITDA	$22,130	$22,518	1.8%	Higher margin MinuteKey sales increased
Margin	*34.7%*	*36.1%*	*140 bps*	Margins driven by shift to higher margin MinuteKey sales

Canada	Q2 2022	Q2 2023	Δ	
Thirteen Weeks Ended	***6/25/2022***	***7/1/2023***		***Comments***
Revenues	$52,960	$48,769	(7.9)%	FX headwinds + volumes down 2%
Adjusted EBITDA	$9,310	$7,617	(18.2)%	Inflation from 2022 flowing through income statement
Margin	*17.6%*	*15.6%*	*(200) bps*	Margin pressure from higher COGS and inflation

Consolidated	Q2 2022	Q2 2023	Δ
Thirteen Weeks Ended	***6/25/2022***	***7/1/2023***	
Revenues	$394,114	$380,019	(3.6)%
Adjusted EBITDA	$62,276	$57,982	(6.9)%
Margin (Rev/Adj. EBITDA)	*15.8%*	*15.3%*	*(50) bps*

Please see reconciliation of Adjusted EBITDA to Net Income in the Appendix of this presentation. Figures in Thousands of USD unless otherwise noted..

Earnings Presentation Q2 2023 7

Performance by Segment (YTD)

HILLMAN
HLMN | Nasdaq Listed

Hardware & Protective	YTD '22	YTD '23	Δ	
Twenty-six weeks ended	***6/25/2022***	***7/1/2023***		***Comments***
Revenues	$542,815	$522,645	(3.7)%	Excluding COVID sales, revenues down 1% on lighter vol.
Adjusted EBITDA	$51,866	$46,726	(9.9)%	Inflation from 2022 flowing through income statement
Margin	9.6%	8.9%	*(70) bps*	Margin pressure from higher COGS and inflation

Robotics & Digital	YTD '22	YTD '23	Δ	
Twenty-six weeks ended	***6/25/2022***	***7/1/2023***		***Comments***
Revenues	$124,693	$123,522	(0.9)%	Increase in MinuteKey sales; decline in other offerings
Adjusted EBITDA	$40,481	$42,043	3.9%	Higher margin MinuteKey sales increased
Margin	*32.5%*	*34.0%*	*150 bps*	Near historical EBITDA margins of 32% to 33%

Canada	YTD '22	YTD '23	Δ	
Twenty-six weeks ended	***6/25/2022***	***7/1/2023***		***Comments***
Revenues	$89,619	$83,559	(6.8)%	FX headwinds + volumes down <1%
Adjusted EBITDA	$13,940	$9,399	(32.6)%	Inflation from 2022 flowing through income statement
Margin	*15.6%*	*11.2%*	*(440) bps*	Margin pressure from higher COGS and inflation

Consolidated	YTD '22	YTD '23	Δ
Twenty-six weeks ended	***6/25/2022***	***7/1/2023***	
Revenues	$757,127	$729,726	(3.6)%
Adjusted EBITDA	$106,287	$98,168	(7.6)%
Margin (Rev/Adj. EBITDA)	*14.0%*	*13.5%*	*(50) bps*

Please see reconciliation of Adjusted EBITDA to Net Income in the Appendix of this presentation. Figures in Thousands of USD unless otherwise noted..

Earnings Presentation Q2 2023
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9Earnings Presentation Q2 2023 Hardware & Protective Robotics & Digital Canada Revenue (Q2) Thirteen Weeks Ended July 1, 2023 Fastening and Hardware $225,139 $— $44,743 $269,882 Personal Protective 43,655 — 1,928 45,583 Keys and Key Accessories — 49,021 2,091 51,112 Engraving and Resharp — 13,435 7 13,442 Total Revenue $268,794 $62,456 $48,769 $380,019 Revenue by Product Category (Q2) Hardware & Protective Robotics & Digital Canada Revenue (Q2) Thirteen Weeks Ended June 25, 2022 Fastening and Hardware $225,047 $— $48,810 $273,857 Personal Protective 52,391 — 2,287 54,678 Keys and Key Accessories — 48,768 1,852 50,620 Engraving and Resharp — 14,948 11 14,959 Total Revenue $277,438 $63,716 $52,960 $394,114 Figures in Thousands of USD unless otherwise noted.

10Earnings Presentation Q2 2023 Hardware & Protective Robotics & Digital Canada Revenue (YTD) Twenty-six weeks ended July 1, 2023 Fastening and Hardware $430,114 $— $75,965 $506,079 Personal Protective 92,531 — 3,541 96,072 Keys and Key Accessories — 97,568 4,033 101,601 Engraving and Resharp — 25,954 20 25,974 Total Revenue $522,645 $123,522 $83,559 $729,726 Revenue by Product Category (YTD) Hardware & Protective Robotics & Digital Canada Revenue (YTD) Twenty-six weeks ended June 25, 2022 Fastening and Hardware $415,111 $— $81,722 $496,833 Personal Protective 127,704 — 4,515 132,219 Keys and Key Accessories — 96,305 3,356 99,661 Engraving and Resharp — 28,388 26 28,414 Total Revenue $542,815 $124,693 $89,619 $757,127 Figures in Thousands of USD unless otherwise noted.

11Earnings Presentation Q2 2023 Total Net Leverage (Net Debt / TTM Adj. EBITDA) Capital Structure July 1, 2023 ABL Revolver ($283 million capacity) $8.0 Term Note $836.1 Finance Leases and Other Obligations $7.4 Total Debt $851.5 Cash $37.7 Net Debt $813.8 TTM Adjusted EBITDA $202.1 Net Debt/ TTM Adjusted EBITDA 4.0x Current Effective Interest Rate* 4.8% Committed to Improving Leverage as Inventory Converts to Cash 2023 Y/E Estimate4.7x 4.5x 4.2x 4.2x 4.0x 3.5x 6/ 25 /2 02 2 09 /2 4/ 20 22 12 /3 1/2 02 2 04 /0 1/2 02 3 07 /0 1/2 02 3 12 /3 1/2 02 3 1.0x 2.0x 3.0x 4.0x 5.0x Please see reconciliation of Non-GAAP metrics Adjusted EBITDA and Net Debt in the Appendix of this presentation. Figures in Millions of USD unless otherwise noted. *Current Effective Interest Rate as of July 31, 2023. <

12Earnings Presentation Q2 2023 2023 Outlook & Guidance (in millions USD) Full Year 2023 Guidance Range Revenues $1.45 to $1.55 billion Adjusted EBITDA $215 to $235 million Free Cash Flow $125 to $145 million Assumptions • 2H-23 Adj. EBITDA up approx. 20 percent vs. 2H-22 • Net Debt / Adj. EBITDA leverage ratio expected to be below 3.5x at the end of 2023 • Interest expense: $65 - $75 million (increased by $5 million) • Cash interest: $60 - $70 million (increased by $5 million) • Cash tax expense: Approx. $5 million (decreased from $5 - $10 million) • Capital expenditures: $65-$75 million • Fully diluted shares outstanding: ~198 million On August 8, 2023, Hillman reiterated the following guidance (originally given on February 23, 2023) based on its current view of the market and its performance expectations for the fifty-two weeks ending December 30, 2023. 2023 Full Year Guidance - Reiterated Please see reconciliation of Non-GAAP metrics Adjusted EBITDA and Free Cash Flow in the Appendix of this presentation.

13Earnings Presentation Q2 2023 Key Takeaways Inventory Turning to Cash; Focused on Delivering; Expected to Benefit from Price / Cost in 2H 2023 Long-term Annual Growth Targets (Organic): Revenue Growth: +6% & Adj. EBITDA Growth: +10% Long-term Annual Growth Targets (incl. Acquisitions): Revenue Growth: +10% & Adj. EBITDA Growth: +15% • Business has 59-year track record of success; proven to be resilient through multiple economic cycles • Repair, Remodel and Maintenance industry has meaningful long-term tailwinds; expected to be an increase spend on the home in the future as 90% of homes pass 20 years of age during 2024 and 2025. • 1,100-member distribution (sales and service) team and direct-to-store fulfillment continue to provide competitive advantages and strengthen competitive moat - drives new business wins • Cost of goods peaked in May 2023, margins expected to expand during 2H 2023 and 2024 • Inventory reduced by $145 million since mid-2022 peak; will continue to improve and reduce debt with free cash flow 1) American Community Survey Data

14 Appendix

15Earnings Presentation Q2 2023 Investment Highlights Significant runway for incremental growth: Organic + M&A Management team with proven operational and M&A expertise Strong financial profile with 59-year track record Market and innovation leader across multiple categories Indispensable partner embedded with winning retailers Customers love us, trust us and rely on us Large, predictable, growing and resilient end markets

Hillman: Overview

HILLMAN
HLMN | Nasdaq Listed

Who We Are

- We are a leading North American provider of hardware products and solutions, including;
  - Hardware and home improvement products
  - Protective and job site gear – including work gloves and job site storage
  - Robotic kiosk technologies ("RDS"): Key duplication, engraving & knife sharpening
- Our differentiated service model provides direct to-store shipping, in-store service, and category management solutions
- We have long-standing strategic partnerships with leading retailers across North America:
  - Home Depot, Lowes, Walmart, Tractor Supply, and ACE Hardware
- Founded in 1964; HQ in Cincinnati, Ohio

2022: By The Numbers

~20 billion
Fasteners Sold

~400 million
Pairs of Gloves Sold

~120 million
Keys Duplicated

~112,000
SKUs Managed

~40,000
Store Direct Locations

~35,000
Kiosks in Retail Locations

#1
Position Across Core Categories

10%
Long-Term Historical Sales CAGR

58 Years
of Sales Growth in 59-Year History

$1.5 billion
2022 Sales

11.6% CAGR
2017-2022 Adj. EBITDA Growth

14.1%
2022 Adj. EBITDA Margin

**Third-party market study - 2019*
Adjusted EBITDA is a non-GAAP measure. Please see Appendix for a reconciliation of Adjusted EBITDA to Net Income

Earnings Presentation Q2 2023
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17Earnings Presentation Q2 2023 Primary Product Categories #1 in Segment Representative Top Customers #1 in Segment #1 in Segment Key and Fob Duplication Personalized Tags Knife Sharpening Fasteners & Specialty Gloves Builders Hardware & Metal Shapes Safety / PPE Construction Fasteners Work Gear Picture Hanging Source: Third party industry report. Hardware Solutions Protective Solutions Robotics & Digital Solutions

18Earnings Presentation Q2 2023 Thirteen weeks ended June 25, 2022 July 1, 2023 Net income $8,816 $4,545 Income tax(benefit) expense 6,424 (1,823) Interest expense, net 12,533 18,075 Depreciation 14,172 13,800 Amortization 15,566 15,578 EBITDA $57,511 $50,175 Stock compensation expense 2,286 3,405 Restructuring and other (1) 513 1,440 Litigation expense (2) 2,703 — Transaction and integration expense (3) 1,438 510 Change in fair value of contingent consideration (2,175) 2,452 Adjusted EBITDA $62,276 $57,982 Adjusted EBITDA Reconciliation Footnotes: 1. Includes consulting and other costs associated with distribution center relocations and corporate restructuring activities. 2023 includes costs associated with the cybersecurity event that occurred in May 2023. 2. Litigation expense includes legal fees associated with our litigation with Hy-Ko Products Company LLC. 3. Transaction and integration expense includes professional fees and other costs related to the CCMP secondary offerings in 2022 and 2023.

19Earnings Presentation Q2 2023 Twenty-six weeks ended June 25, 2022 July 1, 2023 Net income (loss) $6,929 $(4,587) Income tax (benefit) expense 5,532 (9,679) Interest expense, net 24,161 36,152 Depreciation 27,426 30,505 Amortization 31,087 31,150 EBITDA $95,135 $83,541 Stock compensation expense 8,304 6,042 Restructuring and other(1) 565 2,848 Litigation expense (2) 3,713 260 Transaction and integration expense (3) 2,215 1,310 Change in fair value of contingent consideration (3,645) 4,167 Adjusted EBITDA $106,287 $98,168 Adjusted EBITDA Reconciliation Footnotes: 1. Includes consulting and other costs associated with distribution center relocations and corporate restructuring activities. 2023 includes costs associated with the cybersecurity event that occurred in May 2023. 2. Litigation expense includes legal fees associated with our litigation with Hy-Ko Products Company LLC. 3. Transaction and integration expense includes professional fees and other costs related to the CCMP secondary offerings in 2022 and 2023.

20Earnings Presentation Q2 2023 Thirteen weeks ended June 25, 2022 July 1, 2023 Net Sales $394,114 $380,019 Cost of sales (exclusive of depreciation and amortization) 220,146 216,499 Gross margin exclusive of depreciation and amortization $173,968 $163,520 Gross margin exclusive of depreciation and amortization % 44.1% 43.0 % Twenty-six weeks ended June 25, 2022 July 1, 2023 Net Sales $757,127 $729,726 Cost of sales (exclusive of depreciation and amortization) 433,419 421,008 Gross margin exclusive of depreciation and amortization $323,708 $308,718 Gross margin exclusive of depreciation and amortization % 42.8% 42.3 % Adjusted Gross Margin Reconciliation

21Earnings Presentation Q2 2023 Thirteen weeks ended June 25, 2022 July 1, 2023 Selling, general and administrative expenses $118,229 $111,452 SG&A Adjusting Items (1): Stock compensation expense 2,286 3,405 Restructuring 513 1,440 Litigation expense 2,703 — Acquisition and integration expense 1,438 510 Adjusted SG&A $111,289 $106,097 Adjusted SG&A as a % of Net Sales 28.2% 27.9 % Twenty-six weeks ended June 25, 2022 July 1, 2023 Selling, general and administrative expenses $232,767 $222,517 SG&A Adjusting Items (1): Stock compensation expense 8,304 6,042 Restructuring 565 2,848 Litigation expense 3,713 260 Acquisition and integration expense 2,215 1,310 Adjusted SG&A $217,970 $212,057 Adjusted SG&A as a % of Net Sales 28.8% 29.1 % Adjusted SG&A Expense Reconciliation 1. See adjusted EBITDA Reconciliation for details of adjusting items

22Earnings Presentation Q2 2023 As of December 31, 2022 July 1, 2023 Revolving loans $72,000 $8,000 Senior term loan 840,363 836,108 Finance leases and other obligations 6,406 7,356 Gross debt $918,769 $851,464 Less cash 31,081 37,656 Net debt $887,688 $813,808 Net Debt & Free Cash Flow Reconciliations June 25, 2022 July 1, 2023 Net cash provided by operating activities $14,773 $115,046 Capital expenditures (28,921) (37,029) Free cash flow $(14,148) $78,017 Reconciliation of Net Debt Reconciliation of Free Cash Flow

23Earnings Presentation Q2 2023 Thirteen weeks ended July 1, 2023 HPS RDS Canada Consolidated Operating income $4,367 $10,374 $6,056 $20,797 Depreciation & amortization 19,028 9,110 1,240 29,378 Stock compensation expense 2,865 329 211 3,405 Restructuring and other 1,128 202 110 1,440 Litigation expense — — — — Transaction and integration expense 459 51 — 510 Change in fair value of contingent consideration — 2,452 — 2,452 Adjusted EBITDA $27,847 $22,518 $7,617 $57,982 Thirteen weeks ended June 25, 2022 HPS RDS Canada Consolidated Operating income $10,079 $10,305 $7,389 $27,773 Depreciation & amortization 17,664 10,845 1,229 29,738 Stock compensation expense 1,374 220 692 2,286 Restructuring 479 34 — 513 Litigation expense — 2,703 — 2,703 Transaction and integration expense 1,240 198 — 1,438 Change in fair value of contingent consideration — (2,175) — (2,175) Adjusted EBITDA $30,836 $22,130 $9,310 $62,276 Segment Adjusted EBITDA Reconciliations

24Earnings Presentation Q2 2023 Twenty-six weeks ended July 1, 2023 HPS RDS Canada Consolidated Operating income $531 $14,836 $6,519 $21,886 Depreciation & amortization 37,571 21,675 2,409 61,655 Stock compensation expense 5,070 611 361 6,042 Restructuring and other 2,385 353 110 2,848 Litigation expense — 260 — 260 Transaction and integration expense 1,169 141 — 1,310 Change in fair value of contingent consideration — 4,167 — 4,167 Adjusted EBITDA $46,726 $42,043 $9,399 $98,168 Twenty-six weeks ended June 25, 2022 HPS RDS Canada Consolidated Operating income $8,132 $17,707 $10,783 $36,622 Depreciation & amortization 34,720 21,328 2,465 58,513 Stock compensation expense 6,562 1,050 692 8,304 Restructuring 525 40 — 565 Litigation expense — 3,713 — 3,713 Transaction and integration expense 1,927 288 — 2,215 Change in fair value of contingent consideration — (3,645) — (3,645) Adjusted EBITDA $51,866 $40,481 $13,940 $106,287 Segment Adjusted EBITDA Reconciliations